File Number 33-21534
Amendment to the Statement of
Additional Information
By Supplement or Sticker
Pursuant to Rule 497(e)

SUPPLEMENT TO THE ENTERPRISE
ACCUMULATION TRUST STATEMENT OF
ADDITIONAL INFORMATION DATED
MAY 1, 2002.

This information reflects changes
to the section of the Statement of
Additional Information entitled,
"Investment Strategies."

Under the section entitled,
"Investment Strategies,"
replace the section entitled,
the "Managed Portfolio,"
with the following:

Managed Portfolio.   In seeking to
achieve its investment objective,
the types of equity securities in
which the Portfolio may invest will
be the same as those in which the
Equity Portfolios invest. Debt
securities are expected to be
predominantly investment grade
intermediate to long-term U.S.
Government and corporate debt,
although the Portfolio will also
invest in high quality short-term
money market and cash equivalent
securities and may invest all of its
assets in such securities when the
Portfolio Manager deems it advisable in
order to preserve capital. In addition,
the Portfolio may also invest up to 20%
of its total assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by ADRs or EDRs listed on a domestic securities exchange or traded in the United States over-the-counter market.

The Managed Portfolio invests in a
diversified portfolio of common stocks,
bonds and cash equivalents. Normally,
65% of Portfolio assets will be invested in equity securities, 30% of Portfolio assets will be invested in fixed income securities and 5% of Portfolio assets will be invested in cash. The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time within designated ranges based upon the Portfolio Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. The Portfolio's equity investments will be primarily large cap companies, however the Portfolio may invest in companies of any size. While the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective.
The bonds in which the Portfolio may invest will primarily be government and government agency securities, investment grade corporate debt securities, asset-backed securities, mortgage backed securities and dollar denominated debt of non-US issuers. The
Portfolio may invest up to 20% of its total assets in foreign securities provided that they are either: 1) listed on a domestic or foreign securities exchange; 2) represented by ADRs or EDRs listed on a domestic securities exchange; or 3) traded in the US over-the-counter market.

Investors should refer to Appendix A to this Statement of Additional Information for a description of the Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's
("S&P") ratings mentioned below.


Under the section entitled, "Certain
Investment Securities, Techniques and
Associated Risks," add the following
sentence after the first sentence
under the subsection entitled,
"Hedging Transactions":

The Managed Portfolio may use
derivatives to reallocate exposure
to asset classes, although reallocation
may also be accomplished by direct
purchase and sale of financial instruments.


Under the section entitled, "Certain
Investment Securities, Techniques and
Associated Risks," add the following
under the subsection entitled,
"Mortgage-Related Securities and
Asset-Backed Securities":

The Managed Portfolio may invest
without limit in such securities.


Under the section entitled,
"Certain Investment Securities,
Techniques and Associated Risks,"
add the following before the section
entitled, "Foreign Currency Values
and Transactions."

DOLLAR ROLLS AND TBA SECURITIES

The Managed Portfolio may enter
into dollar roll transactions and
purchase To Be Announced Securities
(TBAS). Dollar rolls are transactions
where the Portfolio sells securities
(usually mortgage-backed securities)
with a commitment to buy similar, but
not identical, securities on a future
date at a lower price from the same
party. Dollar rolls involve the risk
that the market value of the securities
subject to the Portfolio's forward
purchase commitment may decline below
the price of the securities the Portfolio has sold. In addition, dollar rolls involve the risk that the buyer of the sold securities might be unable to deliver them when the Portfolio seeks to repurchase them. In the event the buyer of the securities file for bankruptcy or becomes insolvent, the
Portfolio's use of the proceeds of the
Current Sale of the transaction may be
restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to purchase the similar securities in the forward transaction.

TBAS are a delayed delivery transaction
where the seller agrees to issue a
security at a future date. The seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms.

The Portfolio will aggregate cash or liquid securities in an amount equal to the amount of the forward commitment.


August 23, 2002